UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 26, 2024
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	001-42129	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SILA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
As disclosed in the Current Report on Form 8-K that it filed with the Securities and Exchange Commission on May 22, 2024, Sila Realty Trust, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the "Annual Meeting") on May 22, 2024. At that time, there were not present nor represented by proxy a sufficient number of shares of the Company’s common stock to constitute a quorum. Accordingly, the Company adjourned the Annual Meeting to June 26, 2024, without any business being conducted. On June 26, 2024, the Annual Meeting was reconvened, at which the Company's stockholders (i) elected six directors – Z. Jamie Behar, Adrienne Kirby, Jonathan Kuchin, Verett Mims, Roger Pratt, and Michael Seton – to the board of directors of the Company (the "Board") to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the Company's executive compensation ("say-on-pay"); and (iii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024. Note that voting results are stated in amounts not yet reflecting the effect of the one-for-four reverse stock split completed by the Company, effective May 1, 2024, as the record date for the Annual Meeting was March 22, 2024.
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
The voting results with respect to the election of directors were as follows:

Name of Director	For	Against	Abstain	Broker Non-Votes
Z. Jamie Behar	80,233,459.34	10,814,357.61	7,147,705.08	19,674,739.00
Adrienne Kirby	80,567,448.56	10,499,280.79	7,128,792.68	19,674,739.00
Jonathan Kuchin	80,446,033.74	10,530,930.16	7,218,558.13	19,674,739.00
Verett Mims	80,215,423.41	10,647,842.20	7,332,256.42	19,674,739.00
Roger Pratt	80,324,975.56	10,395,804.08	7,474,742.39	19,674,739.00
Michael Seton	80,418,192.40	10,537,261.53	7,240,068.10	19,674,739.00
PROPOSAL NO. 2 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
The voting results with respect to the approval (on a non-binding advisory basis) of the Company's named executive officer compensation were as follows:

For	Against	Abstain	Broker Non-Votes
69,029,652.68	18,153,735.35	11,012,134.00	19,674,739.00
PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The voting results with respect to the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024, were as follows:

For	Against	Abstain
103,908,758.90	8,524,891.92	5,436,610.21

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 26, 2024	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer